                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this  Registration  Statement  of iDial  Networks,
Inc.  on Form  SB-2,  of our  report  dated  April  15,  2002  appearing  in the
Registration  Statement,  and to the reference to us under the heading "Experts"
in such Registration Statement.

                                         /s/ Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado
February 11, 2003